Exhibit 99.1

                    Bank of Hawaii Corporation 2020 Financial Results

•	2020 Earnings $3.86 Per Diluted Share
•	2020 Net Income $153.8 Million
•	Diluted Earnings Per Share $1.06 for Fourth Quarter of 2020
•	Net Income $42.3 Million for Fourth Quarter of 2020
•	Board of Directors Declares Dividend of $0.67 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 25, 2021) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $3.86 for the full year of 2020 compared with diluted earnings per share of $5.56 in 2019.  Net income for the year was $153.8 million compared with net income of $225.9 million in the previous year.  The return on average assets for the full year of 2020 was 0.79 percent compared with 1.29 percent in 2019.  The return on average equity for the full year of 2020 was 11.38 percent compared with 17.65 percent in 2019.  The efficiency ratio for the full year of 2020 improved to 54.91 percent compared with 55.68 percent in 2019.

“Bank of Hawaii finished 2020 with solid financial performance despite the many challenges we faced during the year due to the COVID-19 pandemic," said Peter Ho, Chairman, President, and CEO.  “Our loan balances grew 8.6 percent in 2020 and our deposit balances reached another record high, growing 15.4 percent compared with the prior year.  Total assets expanded to a new record high of $20.6 billion at the end of the year.  Our overall asset quality remained stable and our capital and liquidity all remain strong. During the year our disciplined approach to expense management allowed us to continue making significant progress on our strategic initiatives which position us well for continued growth in the future.”

Diluted earnings per share were $1.06 for the fourth quarter of 2020, an increase from $0.95 in the third quarter of 2020 and down from $1.45 in the fourth quarter of 2019.  Net income for the fourth quarter of 2020 was $42.3 million, up from $37.8 million in the previous quarter and down from $58.1 million in the same quarter in 2019. The return on average assets for the fourth quarter of 2020 was 0.83 percent compared with 0.76 percent in the third quarter of 2020 and 1.29 percent in the fourth quarter of 2019.  The return on average equity for the fourth quarter of 2020 was 12.26 percent compared with 11.01 percent in the third quarter of 2020 and 17.84 percent in the fourth quarter of 2019.  The efficiency ratio for the fourth quarter of 2020 was 59.88 percent compared with 54.22 percent in the previous quarter and 54.26 percent in the same quarter in 2019.

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Bank of Hawaii Corporation 2020 Financial Results	Page 2

Financial Highlights

Net interest income, on a taxable-equivalent basis, was $497.6 million for the full year of 2020, a decrease of $2.3 million from net interest income of $499.9 million in 2019.  Net interest income, on a taxable-equivalent basis, for the fourth quarter of 2020 was $119.8 million, a decrease of $4.7 million compared with net interest income of $124.5 million in the third quarter of 2020 and down $4.4 million from net interest income of $124.2 million in the fourth quarter of 2019.  Net interest income in the fourth quarter of 2020 included a charge of $3.0 million related to an impairment in the residual value of a leveraged lease which had a negative impact of 6 basis points on the net interest margin.  Analyses of changes in net interest income are included in Tables 8a, 8b and 8c.

The net interest margin for the full year of 2020 was 2.73 percent, a decrease of 30 basis points from the net interest margin of 3.03 percent in 2019.  Adjusted for the lease impairment, the decrease in the net interest margin is largely due to lower rates and higher levels of liquidity from continued strong deposit growth.  The net interest margin was 2.48 percent in the fourth quarter of 2020, a decrease of 19 basis points from the previous quarter and 47 basis points from the same quarter in 2019.

The provision for credit losses for the full year of 2020 was $117.8 million compared with a provision for credit losses of $16.0 million in 2019. Results for the fourth quarter of 2020 included a provision for credit losses of $15.2 million compared with $28.6 million in the previous quarter and $4.8 million in the same quarter in 2019.

Noninterest income for the full year of 2020 was $184.4 million, an increase of $1.1 million or 0.6 percent compared with noninterest income of $183.3 million in 2019.  Noninterest income was $45.3 million in the fourth quarter of 2020 compared with noninterest income of $41.7 million in the third quarter of 2020 and $47.7 million in the fourth quarter of 2019.  The increase in noninterest income during the fourth quarter of 2020 compared with the prior quarter is largely due to an increase in mortgage banking income.

Noninterest expense for the full year of 2020 was $373.8 million, a decrease of $5.4 million or 1.4 percent compared with noninterest expense of $379.2 million in 2019.  Noninterest expense was $98.7 million in the fourth quarter of 2020 compared with noninterest expense of $89.9 million in the third quarter of 2020 and $93.1 million in the fourth quarter of 2019.  Noninterest expense in the fourth quarter of 2020 included $6.1 million in charges related to the decision to permanently close twelve branches and reduce the current number of cash-only ATMs.  Noninterest expense in the fourth quarter also included a charge of $0.8 million related to the true-up of amortization on an investment.  Noninterest expense during the third quarter of 2020 included a gain of $1.9 million related to the sale of a branch building partially offset by $1.8 million in severance.  There were no significant items in noninterest expense during the fourth quarter of 2019.  An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The effective tax rate for the full year of 2020 was 18.68 percent compared with 20.96 percent for the full year of 2019.  The effective tax rate for the fourth quarter of 2020 was 16.87 percent compared with 20.09 percent in the previous quarter and 21.15 percent during the same quarter in 2019.  The decrease in the effective tax rate for the fourth quarter of 2020 is primarily due to a return to provision adjustment of $1.6 million.

The Company’s business segments are defined as Consumer Banking, Commercial Banking, and Treasury & Other.  Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information is included in Tables 13a and 13b.

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Bank of Hawaii Corporation 2020 Financial Results	Page 3

Asset Quality

The Company’s overall asset quality continued to remain relatively stable during the fourth quarter of 2020.  Total non-performing assets were $18.5 million at December 31, 2020, down from $18.6 million at September 30, 2020 and $20.1 million at December 31, 2019.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.15 percent at December 31, 2020 compared with 0.16 percent at September 30, 2020 and 0.18 percent at December 31, 2019.

Accruing loans and leases past due 90 days or more were $10.5 million at December 31, 2020 compared with $9.6 million at September 30, 2020 and $8.4 million at December 31, 2019.  Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $68.1 million at December 31, 2020 compared with $58.7 million at September 30, 2020 and $63.1 million at December 31, 2019.   More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net charge-offs for the full year of 2020 were $7.1 million or 0.06 percent of total average loans and leases compared with net charge-offs of $12.7 million or 0.12 percent of total average loans and leases in 2019.  Net charge-offs during the fourth quarter of 2020 were a net recovery of $0.3 million and were comprised of charge-offs of $3.2 million fully offset by recoveries of $3.5 million.  Net charge-offs during the third quarter of 2020 were a net recovery of $1.5 million as loan charge-offs of $2.3 million were fully offset by recoveries of $3.8 million.  Net charge-offs during the fourth quarter of 2019 were $3.7 million or 0.13 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $6.2 million and recoveries of $2.6 million.

The allowance for credit losses was $216.3 million at December 31, 2020, an increase from $203.5 million at September 30, 2020 and $110.0 million at December 31, 2019.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.81 percent at December 31, 2020, up from 1.73 percent at September 30, 2020 and 1.00 percent at December 31, 2019.  The reserve for unfunded commitments was $2.4 million at December 31, 2020, a slight increase from $2.3 million at the end of the prior quarter and down from $6.8 million at the end of the same quarter in 2019.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets increased to a new record of $20.6 billion at December 31, 2020 compared with total assets of $20.1 billion at September 30, 2020 and total assets of $18.1 billion at December 31, 2019.   Average total assets were $19.4 billion for the full year of 2020, an increase of 10.5 percent from average total assets of $17.5 billion during 2019.

The investment securities portfolio was $7.1 billion at December 31, 2020, up from total securities of $6.4 billion at September 30, 2020 and $5.7 billion at December 31, 2019 due to growth in deposits that continued to outpace loan growth.  The portfolio remains largely comprised of securities issued by U.S. government agencies and includes $3.3 billion in securities held to maturity and $3.8 billion in securities available for sale at December 31, 2020.   The securities portfolio at September 30, 2020 included $3.2 billion in securities held to maturity and $3.2 billion in securities available for sale compared with $3.0 billion in securities held to maturity and $2.6 billion in securities available for sale at December 31, 2019.

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Bank of Hawaii Corporation 2020 Financial Results	Page 4

Total loans and leases were $11.9 billion at December 31, 2020, an increase of 1.2 percent from total loans and leases of $11.8 billion at September 30, 2020 and up 8.6 percent from total loans and leases of $11.0 billion at December 31, 2019.  Average total loans and leases were $11.6 billion during the full year of 2020, an increase of 8.5 percent from average total loans and leases of $10.7 billion during 2019.

The commercial loan portfolio was $5.1 billion at the end of December 31, 2020, an increase of $83.8 million or 1.7 percent from $5.0 billion at the end of the third quarter of 2020 and up $886.9 million or 21.0 percent from $4.2 billion at the end of the fourth quarter of 2019.  Consumer loans were $6.8 billion at December 31, 2020, an increase of $62.6 million or 0.9 percent from $6.8 billion at the end of the third quarter of 2020 and up $62.3 million or 0.9 percent from $6.8 billion at the end of the fourth quarter of 2019.  Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $18.2 billion at December 31, 2020, an increase of 2.7 percent from total deposits of $17.7 billion at September 30, 2020 and up 15.4 percent from total deposits of $15.8 billion at December 31, 2019.  Average total deposits were $16.9 billion during the full year of 2020, an increase of 11.0 percent from average total deposits of $15.2 billion during 2019.

Consumer deposits were $9.3 billion at December 31, 2020, an increase of $443.9 million or 5.0 percent from $8.9 billion at the end of the third quarter of 2020 and an increase of $1.2 billion or 15.1 percent from $8.1 billion at the end of the fourth quarter of 2019.   Commercial deposits were $7.3 billion at December 31, 2020, an increase of $143.3 million or 2.0 percent from $7.2 billion at the end of the third quarter of 2020 and an increase of $978.6 million or 15.5 percent from $6.3 billion at the end of the fourth quarter of 2019.  Other deposits, including public funds, were $1.6 billion at December 31, 2020, a decrease of $114.5 million or 6.8 percent from $1.7 billion at the end of the third quarter of 2020 and an increase of $219.3 million or 16.3 percent from $1.3 billion at the end of the fourth quarter of 2019.  Deposit balances are summarized in Tables 7a, 7b, and 10.

Total shareholders’ equity was $1.4 billion at December 31, 2020, an increase of $12.8 million from September 30, 2020, and up $87.7 million from December 31, 2019.  There were no shares repurchased during the fourth quarter of 2020.  The Tier 1 Capital Ratio was 12.06 percent at December 31, 2020 compared with 12.09 percent at September 30, 2020 and 12.18 percent at December 31, 2019.  The Tier 1 Leverage Ratio at December 31, 2020 was 6.71 percent compared with 6.81 percent at September 30, 2020 and 7.25 percent at December 31, 2019.   The decrease in the Tier 1 Leverage ratio is due to balance sheet growth related to the significant increase in customer deposits.

The Company’s Board of Directors declared a quarterly cash dividend of $0.67 per share on the Company’s outstanding shares.  The dividend will be payable on March 12, 2021 to shareholders of record at the close of business on February 26, 2021.

Conference Call Information

The Company will review its 2020 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The webcast link is https://edge.media-server.com/mmc/p/ukntid8g. The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call.  A replay of the conference call will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, January 25, 2021. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 4199179 when prompted. In addition, the replay will be available on the Company's website, www.boh.com.

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Bank of Hawaii Corporation 2020 Financial Results	Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2019, and its Form 10-Qs for the fiscal quarters ended March 31, 2020, June 30, 2020 and October 31, 2020, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawaii, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
For the Period:
Operating Results
Net Interest Income	$119,499	$124,166	$123,885	$496,322	$497,715
Provision for Credit Losses	15,200	28,600	4,750	117,800	16,000
Total Noninterest Income	45,258	41,734	47,702	184,409	183,338
Total Noninterest Expense	98,654	89,949	93,096	373,807	379,227
Net Income	42,314	37,840	58,143	153,804	225,913
Basic Earnings Per Share	1.06	0.95	1.46	3.87	5.59
Diluted Earnings Per Share	1.06	0.95	1.45	3.86	5.56
Dividends Declared Per Share	0.67	0.67	0.67	2.68	2.59

Performance Ratios
Return on Average Assets	0.83%	0.76%	1.29%	0.79%	1.29%
Return on Average Shareholders' Equity	12.26	11.01	17.84	11.38	17.65
Efficiency Ratio [1]	59.88	54.22	54.26	54.91	55.68
Net Interest Margin [2]	2.48	2.67	2.95	2.73	3.03
Dividend Payout Ratio [3]	63.21	70.53	45.89	69.25	46.33
Average Shareholders' Equity to Average Assets	6.74	6.93	7.26	6.97	7.30

Average Balances
Average Loans and Leases	$11,835,929	$11,739,785	$10,878,672	$11,592,093	$10,688,424
Average Assets	20,382,633	19,741,139	17,821,004	19,387,693	17,537,570
Average Deposits	17,819,116	17,270,206	15,441,097	16,900,186	15,228,066
Average Shareholders' Equity	1,372,971	1,367,756	1,292,930	1,351,583	1,280,082

Per Share of Common Stock
Book Value	$34.26	$33.99	$32.14	$34.26	$32.14
Tangible Book Value	33.47	33.21	31.35	33.47	31.35
Market Value
Closing	76.62	50.52	95.16	76.62	95.16
High	80.38	61.94	95.68	95.53	95.68
Low	49.25	48.77	81.29	46.70	66.54

			December 31,	September 30,	December 31,
			2020	2020	2019
As of Period End:
Balance Sheet Totals
Loans and Leases			$11,940,020	$11,793,608	$10,990,892
Total Assets			20,603,651	20,109,489	18,095,496
Total Deposits			18,211,621	17,738,883	15,784,482
Other Debt			60,481	60,502	85,565
Total Shareholders' Equity			1,374,507	1,361,739	1,286,832

Asset Quality
Non-Performing Assets			$18,481	$18,626	$20,117
Allowance for Credit Losses			216,252	203,496	110,027
Allowance to Loans and Leases Outstanding			1.81%	1.73%	1.00%

Capital Ratios [4]
Common Equity Tier 1 Capital Ratio			12.06%	12.09%	12.18%
Tier 1 Capital Ratio			12.06	12.09	12.18
Total Capital Ratio			13.31	13.35	13.28
Tier 1 Leverage Ratio			6.71	6.81	7.25
Total Shareholders' Equity to Total Assets			6.67	6.77	7.11
Tangible Common Equity to Tangible Assets [5]			6.53	6.63	6.95
Tangible Common Equity to Risk-Weighted Assets [5]			11.89	12.02	11.85

Non-Financial Data
Full-Time Equivalent Employees			2,022	2,038	2,124
Branches			65	67	68
ATMs			357	358	387

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Regulatory capital ratios as of December 31, 2020 are preliminary.
[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	December 31,	September 30,	December 31,
(dollars in thousands)	2020	2020	2019

Total Shareholders' Equity	$1,374,507	$1,361,739	$1,286,832
Less:Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,342,990	$1,330,222	$1,255,315

Total Assets	$20,603,651	$20,109,489	$18,095,496
Less:Goodwill	31,517	31,517	31,517
Tangible Assets	$20,572,134	$20,077,972	$18,063,979

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements	$11,295,077	$11,068,888	$10,589,061

Total Shareholders' Equity to Total Assets	6.67%	6.77%	7.11%
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.53%	6.63%	6.95%

Tier 1 Capital Ratio	12.06%	12.09%	12.18%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	11.89%	12.02%	11.85%

Note: Risk-Weighted Assets and Regulatory capital ratios as of December 31, 2020 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Interest Income
Interest and Fees on Loans and Leases	$98,471	$103,189	$109,223	$417,498	$439,012
Income on Investment Securities
Available-for-Sale	15,449	14,558	16,158	61,294	62,174
Held-to-Maturity	14,113	15,967	18,750	66,055	81,616
Deposits	1	3	8	14	41
Funds Sold	115	149	723	902	3,553
Other	167	151	239	661	1,001
Total Interest Income	128,316	134,017	145,101	546,424	587,397
Interest Expense
Deposits	4,861	5,891	16,407	32,966	68,374
Securities Sold Under Agreements to Repurchase	3,614	3,622	4,071	15,281	17,522
Funds Purchased	5	-	25	95	840
Short-Term Borrowings	-	1	-	62	38
Other Debt	337	337	713	1,698	2,908
Total Interest Expense	8,817	9,851	21,216	50,102	89,682
Net Interest Income	119,499	124,166	123,885	496,322	497,715
Provision for Credit Losses	15,200	28,600	4,750	117,800	16,000
Net Interest Income After Provision for Credit Losses	104,299	95,566	119,135	378,522	481,715
Noninterest Income
Trust and Asset Management	11,239	10,752	11,157	43,456	44,233
Mortgage Banking	6,851	4,047	3,199	17,871	13,686
Service Charges on Deposit Accounts	6,335	6,027	7,835	24,910	30,074
Fees, Exchange, and Other Service Charges	12,143	12,296	14,533	47,056	57,893
Investment Securities Gains (Losses), Net	(1,193)	(1,121)	(906)	9,932	(3,986)
Annuity and Insurance	670	881	1,272	3,362	6,934
Bank-Owned Life Insurance	2,353	1,806	1,879	7,388	7,015
Other	6,860	7,046	8,733	30,434	27,489
Total Noninterest Income	45,258	41,734	47,702	184,409	183,338
Noninterest Expense
Salaries and Benefits	50,200	51,951	51,664	207,329	216,106
Net Occupancy	14,536	7,281	8,824	39,533	33,800
Net Equipment	9,574	9,223	7,930	35,448	29,295
Data Processing	4,604	4,691	4,828	18,499	18,757
Professional Fees	3,174	2,743	3,257	12,186	10,071
FDIC Insurance	1,484	1,282	1,376	5,780	5,192
Other	15,082	12,778	15,217	55,032	66,006
Total Noninterest Expense	98,654	89,949	93,096	373,807	379,227
Income Before Provision for Income Taxes	50,903	47,351	73,741	189,124	285,826
Provision for Income Taxes	8,589	9,511	15,598	35,320	59,913
Net Income	$42,314	$37,840	$58,143	$153,804	$225,913
Basic Earnings Per Share	$1.06	$0.95	$1.46	$3.87	$5.59
Diluted Earnings Per Share	$1.06	$0.95	$1.45	$3.86	$5.56
Dividends Declared Per Share	$0.67	$0.67	$0.67	$2.68	$2.59
Basic Weighted Average Shares	39,773,851	39,745,120	39,880,619	39,726,210	40,384,328
Diluted Weighted Average Shares	39,963,736	39,869,135	40,179,016	39,892,107	40,649,570

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2020	2020	2019	2020	2019
Net Income	$42,314	$37,840	$58,143	$153,804	$225,913
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(961)	(4,900)	(5,856)	43,428	22,677
Defined Benefit Plans	(5,616)	374	(3,482)	(4,494)	(2,746)
Other Comprehensive Income (Loss)	(6,577)	(4,526)	(9,338)	38,934	19,931
Comprehensive Income	$35,737	$33,314	$48,805	$192,738	$245,844

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	December 31,	September 30,	December 31,
(dollars in thousands)	2020	2020	2019
Assets
Interest-Bearing Deposits in Other Banks	$1,646	$4,233	$4,979
Funds Sold	333,022	736,524	254,574
Investment Securities
Available-for-Sale	3,791,689	3,190,313	2,619,003
Held-to-Maturity (Fair Value of $3,348,693; $3,288,668; and $3,062,882)	3,262,727	3,198,830	3,042,294
Loans Held for Sale	82,565	-	39,062
Loans and Leases	11,940,020	11,793,608	10,990,892
Allowance for Credit Losses	(216,252)	(203,496)	(110,027)
Net Loans and Leases	11,723,768	11,590,112	10,880,865
Total Earning Assets	19,195,417	18,720,012	16,840,777
Cash and Due from Banks	279,420	260,167	299,105
Premises and Equipment, Net	199,695	199,021	188,388
Operating Lease Right-of-Use Assets	99,542	96,200	100,838
Accrued Interest Receivable	49,303	57,370	46,476
Foreclosed Real Estate	2,332	2,332	2,737
Mortgage Servicing Rights	19,652	21,887	25,022
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	291,480	291,231	287,962
Other Assets	435,293	429,752	272,674
Total Assets	$20,603,651	$20,109,489	$18,095,496

Liabilities
Deposits
Noninterest-Bearing Demand	$5,749,612	$5,428,567	$4,489,525
Interest-Bearing Demand	4,040,733	3,824,448	3,127,205
Savings	6,759,213	6,763,891	6,365,321
Time	1,662,063	1,721,977	1,802,431
Total Deposits	18,211,621	17,738,883	15,784,482
Securities Sold Under Agreements to Repurchase	600,590	602,106	604,306
Other Debt	60,481	60,502	85,565
Operating Lease Liabilities	107,412	103,869	108,210
Retirement Benefits Payable	51,197	43,505	44,504
Accrued Interest Payable	5,117	6,613	8,040
Taxes Payable and Deferred Taxes	2,463	12,124	16,085
Other Liabilities	190,263	180,148	157,472
Total Liabilities	19,229,144	18,747,750	16,808,664
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2020 - 58,285,624 / 40,119,312;
September 30, 2020 - 58,248,690 / 40,060,675;
and December 31, 2019 - 58,166,910 / 40,039,695)	580	580	579
Capital Surplus	591,360	588,632	582,566
Accumulated Other Comprehensive Gain (Loss)	7,822	14,399	(31,112)
Retained Earnings	1,811,979	1,797,763	1,761,415
Treasury Stock, at Cost (Shares: December 31, 2020 - 18,166,312;
September 30, 2020 - 18,188,015; and December 31, 2019 - 18,127,215)	(1,037,234)	(1,039,635)	(1,026,616)
Total Shareholders' Equity	1,374,507	1,361,739	1,286,832
Total Liabilities and Shareholders' Equity	$20,603,651	$20,109,489	$18,095,496

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
	Common			hensive
	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2018	41,499,898	$577	$571,704	$(51,043)	$1,641,314	$(894,352)	$1,268,200
Net Income	-	-	-	-	225,913	-	225,913
Other Comprehensive Income	-	-	-	19,931	-	-	19,931
Share-Based Compensation	-	-	8,337	-	-	-	8,337
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	212,924	2	2,525	-	(334)	5,385	7,578
Common Stock Repurchased	(1,673,127)	-	-	-	-	(137,649)	(137,649)
Cash Dividends Declared ($2.59 per share)	-	-	-	-	(105,478)	-	(105,478)
Balance as of December 31, 2019	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832

Net Income	-	-	-	-	153,804	-	153,804
Other Comprehensive Income	-	-	-	38,934	-	-	38,934
Cumulative Change in Accounting Principle	-	-	-	-	3,632	-	3,632
Share-Based Compensation	-	-	7,577	-	-	-	7,577
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	283,482	1	1,217	-	562	7,388	9,168
Common Stock Repurchased	(203,865)	-	-	-	-	(18,006)	(18,006)
Cash Dividends Declared ($2.68 per share)	-	-	-	-	(107,434)	-	(107,434)
Balance as of December 31, 2020	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2020			September 30, 2020			December 31, 2019
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.2	$-	0.16%	$2.6	$-	0.45%	$3.4	$-	0.90%
Funds Sold	451.6	0.1	0.10	584.2	0.1	0.10	177.7	0.7	1.59
Investment Securities
Available-for-Sale
Taxable	3,605.8	15.3	1.69	2,918.6	14.3	1.96	2,578.3	15.9	2.46
Non-Taxable	20.2	0.2	4.33	25.8	0.3	4.22	33.4	0.4	4.35
Held-to-Maturity
Taxable	3,246.7	13.9	1.71	3,257.7	15.7	1.93	2,994.7	18.4	2.46
Non-Taxable	47.1	0.3	2.66	54.1	0.4	2.66	61.7	0.4	2.70
Total Investment Securities	6,919.8	29.7	1.71	6,256.2	30.7	1.96	5,668.1	35.1	2.47
Loans Held for Sale	15.1	0.1	2.98	15.9	0.1	3.24	31.0	0.3	3.67
Loans and Leases [1]
Commercial and Industrial	1,897.4	14.0	2.95	1,917.0	14.1	2.93	1,356.1	13.3	3.90
Commercial Mortgage	2,768.0	21.7	3.12	2,722.3	21.7	3.18	2,479.7	25.5	4.08
Construction	257.4	2.3	3.62	234.0	2.1	3.60	179.1	2.1	4.73
Commercial Lease Financing	112.2	(2.5)	(9.07)	110.7	0.5	1.82	135.4	0.8	2.38
Residential Mortgage	4,089.7	36.4	3.57	3,988.7	36.7	3.68	3,850.4	36.7	3.81
Home Equity	1,600.9	13.2	3.28	1,625.2	14.1	3.45	1,683.4	15.7	3.70
Automobile	706.1	6.4	3.59	708.3	6.4	3.59	715.2	6.5	3.59
Other [2]	404.2	7.0	6.85	433.6	7.6	6.96	479.4	8.5	7.02
Total Loans and Leases	11,835.9	98.5	3.32	11,739.8	103.2	3.50	10,878.7	109.1	3.99
Other	33.3	0.2	2.01	33.3	0.2	1.81	34.9	0.2	2.74
Total Earning Assets [3]	19,257.9	128.6	2.66	18,632.0	134.3	2.88	16,793.8	145.4	3.45
Cash and Due from Banks	240.4			234.3			222.2
Other Assets	884.3			874.8			805.0
Total Assets	$20,382.6			$19,741.1			$17,821.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,899.5	0.6	0.06	$3,465.5	0.4	0.04	$2,990.3	1.0	0.14
Savings	6,728.8	1.4	0.08	6,886.0	1.7	0.10	6,245.0	8.0	0.51
Time	1,696.0	2.9	0.68	1,568.3	3.8	0.97	1,842.3	7.4	1.59
Total Interest-Bearing Deposits	12,324.3	4.9	0.16	11,919.8	5.9	0.20	11,077.6	16.4	0.59
Short-Term Borrowings	19.2	-	0.10	-	-	-	5.8	-	1.66
Securities Sold Under Agreements to Repurchase	600.9	3.6	2.35	602.9	3.6	2.35	604.3	4.1	2.64
Other Debt	60.5	0.3	2.22	60.5	0.3	2.22	106.2	0.7	2.67
Total Interest-Bearing Liabilities	13,004.9	8.8	0.27	12,583.2	9.8	0.31	11,793.9	21.2	0.71
Net Interest Income		$119.8			$124.5			$124.2
Interest Rate Spread			2.39%			2.57%			2.74%
Net Interest Margin			2.48%			2.67%			2.95%
Noninterest-Bearing Demand Deposits	5,494.8			5,350.4			4,363.5
Other Liabilities	509.9			439.7			370.7
Shareholders' Equity	1,373.0			1,367.8			1,292.9
Total Liabilities and Shareholders' Equity	$20,382.6			$19,741.1			$17,821.0

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $287,000, $295,000, and $352,000 for the three months ended December 31, 2020, September 30, 2020, and December 31, 2019, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis					Table 7b
	Year Ended			Year Ended
	December 31, 2020			December 31, 2019
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.2	$-	0.61%	$3.1	$-	1.33%
Funds Sold	434.1	0.9	0.21	165.7	3.6	2.14
Investment Securities
Available-for-Sale
Taxable	2,961.9	60.3	2.04	2,210.5	58.9	2.66
Non-Taxable	27.6	1.2	4.36	109.6	4.1	3.78
Held-to-Maturity
Taxable	3,125.2	65.0	2.08	3,148.2	78.3	2.49
Non-Taxable	52.6	1.4	2.66	137.8	4.2	3.04
Total Investment Securities	6,167.3	127.9	2.07	5,606.1	145.5	2.60
Loans Held for Sale	19.4	0.6	3.28	21.7	0.9	3.92
Loans and Leases [1]
Commercial and Industrial	1,797.5	59.3	3.30	1,370.9	57.9	4.23
Commercial Mortgage	2,666.1	90.9	3.41	2,400.6	102.4	4.27
Construction	240.1	9.4	3.92	145.2	7.4	5.07
Commercial Lease Financing	111.3	(1.0)	(0.88)	154.4	3.7	2.43
Residential Mortgage	3,978.7	146.0	3.67	3,768.2	144.7	3.84
Home Equity	1,642.7	56.8	3.46	1,689.4	64.1	3.80
Automobile	709.1	25.3	3.57	694.9	25.1	3.62
Other [2]	446.6	30.9	6.91	464.8	33.3	7.16
Total Loans and Leases	11,592.1	417.6	3.60	10,688.4	438.6	4.10
Other	33.7	0.7	1.96	35.1	1.0	2.85
Total Earning Assets [3]	18,248.8	547.7	3.00	16,520.1	589.6	3.57
Cash and Due from Banks	263.8			234.0
Other Assets	875.1			783.5
Total Assets	$19,387.7			$17,537.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,426.8	2.5	0.07	$2,945.9	5.0	0.17
Savings	6,702.7	12.4	0.19	6,034.0	32.4	0.54
Time	1,708.1	18.1	1.06	1,816.3	31.0	1.71
Total Interest-Bearing Deposits	11,837.6	33.0	0.28	10,796.2	68.4	0.63
Short-Term Borrowings	33.5	0.2	0.47	36.5	0.9	2.41
Securities Sold Under Agreements to Repurchase	602.7	15.2	2.54	531.9	17.5	3.29
Other Debt	62.1	1.7	2.73	111.8	2.9	2.60
Total Interest-Bearing Liabilities	12,535.9	50.1	0.40	11,476.4	89.7	0.78
Net Interest Income		$497.6			$499.9
Interest Rate Spread			2.60%			2.79%
Net Interest Margin			2.73%			3.03%
Noninterest-Bearing Demand Deposits	5,062.6			4,431.9
Other Liabilities	437.6			349.2
Shareholders' Equity	1,351.6			1,280.1
Total Liabilities and Shareholders' Equity	$19,387.7			$17,537.6

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,297,000 and $2,230,000 for the year ended December 31, 2020 and December 31, 2019, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended December 31, 2020
	Compared to September 30, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale
Taxable	$3.2	$(2.2)	$1.0
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	$(0.1)	$(1.7)	$(1.8)
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	2.9	(3.9)	(1.0)
Loans and Leases
Commercial and Industrial	(0.2)	0.1	(0.1)
Commercial Mortgage	0.4	(0.4)	-
Construction	0.2	-	0.2
Commercial Lease Financing	-	(3.0)	(3.0)
Residential Mortgage	0.9	(1.2)	(0.3)
Home Equity	(0.2)	(0.7)	(0.9)
Other [2]	(0.5)	(0.1)	(0.6)
Total Loans and Leases	0.6	(5.3)	(4.7)
Total Change in Interest Income	3.5	(9.2)	(5.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	0.2	0.2
Savings	-	(0.3)	(0.3)
Time	0.3	(1.2)	(0.9)
Total Interest-Bearing Deposits	0.3	(1.3)	(1.0)
Total Change in Interest Expense	0.3	(1.3)	(1.0)

Change in Net Interest Income	$3.2	$(7.9)	$(4.7)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended December 31, 2020
	Compared to Three Months Ended December 31, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.5	$(1.1)	$(0.6)
Investment Securities
Available-for-Sale
Taxable	5.2	(5.8)	(0.6)
Non-Taxable	(0.2)	-	(0.2)
Held-to-Maturity
Taxable	$1.5	$(6.0)	$(4.5)
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	6.4	(11.8)	(5.4)
Loans Held for Sale	(0.1)	(0.1)	(0.2)
Loans and Leases
Commercial and Industrial	4.5	(3.8)	0.7
Commercial Mortgage	2.7	(6.5)	(3.8)
Construction	0.8	(0.6)	0.2
Commercial Lease Financing	(0.1)	(3.2)	(3.3)
Residential Mortgage	2.2	(2.5)	(0.3)
Home Equity	(0.8)	(1.7)	(2.5)
Automobile	(0.1)	-	(0.1)
Other [2]	(1.3)	(0.2)	(1.5)
Total Loans and Leases	7.9	(18.5)	(10.6)
Total Change in Interest Income	14.7	(31.5)	(16.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.3	(0.7)	(0.4)
Savings	0.6	(7.2)	(6.6)
Time	(0.5)	(4.0)	(4.5)
Total Interest-Bearing Deposits	0.4	(11.9)	(11.5)
Securities Sold Under Agreements to Repurchase	(0.1)	(0.4)	(0.5)
Other Debt	(0.3)	(0.1)	(0.4)
Total Change in Interest Expense	-	(12.4)	(12.4)

Change in Net Interest Income	$14.7	$(19.1)	$(4.4)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Year Ended December 31, 2020
	Compared to December 31, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$2.4	$(5.1)	$(2.7)
Investment Securities
Available-for-Sale
Taxable	17.2	(15.8)	1.4
Non-Taxable	(3.5)	0.6	(2.9)
Held-to-Maturity
Taxable	(0.6)	(12.7)	(13.3)
Non-Taxable	(2.3)	(0.5)	(2.8)
Total Investment Securities	10.8	(28.4)	(17.6)
Loans Held for Sale	(0.1)	(0.2)	(0.3)
Loans and Leases
Commercial and Industrial	15.7	(14.3)	1.4
Commercial Mortgage	10.5	(22.0)	(11.5)
Construction	4.0	(2.0)	2.0
Commercial Lease Financing	(0.8)	(3.9)	(4.7)
Residential Mortgage	7.9	(6.6)	1.3
Home Equity	(1.7)	(5.6)	(7.3)
Automobile	0.5	(0.3)	0.2
Other [2]	(1.3)	(1.1)	(2.4)
Total Loans and Leases	34.8	(55.8)	(21.0)
Other	-	(0.3)	(0.3)
Total Change in Interest Income	47.9	(89.8)	(41.9)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.7	(3.2)	(2.5)
Savings	3.3	(23.3)	(20.0)
Time	(1.7)	(11.2)	(12.9)
Total Interest-Bearing Deposits	2.3	(37.7)	(35.4)
Short-Term Borrowings	(0.1)	(0.6)	(0.7)
Securities Sold Under Agreements to Repurchase	2.1	(4.4)	(2.3)
Other Debt	(1.3)	0.1	(1.2)
Total Change in Interest Expense	3.0	(42.6)	(39.6)

Change in Net Interest Income	$44.9	$(47.2)	$(2.3)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2020	2020	2019	2020	2019
Salaries	$33,907	$34,046	$33,465	$134,178	$132,237
Incentive Compensation	3,084	2,683	4,864	9,153	21,913
Share-Based Compensation	2,029	1,442	1,475	6,783	8,573
Commission Expense	2,164	1,800	2,080	6,985	6,474
Retirement and Other Benefits	5,212	4,164	4,279	18,528	18,151
Payroll Taxes	2,292	2,624	2,386	12,241	11,795
Medical, Dental, and Life Insurance	1,523	3,422	2,903	12,917	15,202
Separation Expense	(11)	1,770	212	6,544	1,761
Total Salaries and Benefits	$50,200	$51,951	$51,664	$207,329	$216,106

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2020	2020	2020	2020	2019
Commercial
Commercial and Industrial	$1,875,293	$1,908,482	$1,956,939	$1,558,232	$1,379,152
Commercial Mortgage	2,854,829	2,745,611	2,707,534	2,616,243	2,518,051
Construction	259,798	250,943	245,099	245,390	194,170
Lease Financing	110,766	111,831	113,187	110,704	122,454
Total Commercial	5,100,686	5,016,867	5,022,759	4,530,569	4,213,827
Consumer
Residential Mortgage	4,130,513	4,044,228	3,989,393	3,928,183	3,891,100
Home Equity	1,604,538	1,605,486	1,640,887	1,692,154	1,676,073
Automobile	708,800	709,937	700,702	716,214	720,286
Other [1]	395,483	417,090	451,629	485,660	489,606
Total Consumer	6,839,334	6,776,741	6,782,611	6,822,211	6,777,065
Total Loans and Leases	$11,940,020	$11,793,608	$11,805,370	$11,352,780	$10,990,892

Deposits
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2020	2020	2020	2020	2019
Consumer	$9,347,725	$8,903,808	$8,766,885	$8,294,464	$8,118,494
Commercial	7,302,832	7,159,531	7,295,033	6,358,583	6,324,214
Public and Other	1,561,064	1,675,544	1,361,237	1,402,314	1,341,774
Total Deposits	$18,211,621	$17,738,883	$17,423,155	$16,055,361	$15,784,482

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2020	2020	2020	2020	2019
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$441	$475	$459	$634	$830
Commercial Mortgage	8,527	8,615	8,672	9,048	9,244
Total Commercial	8,968	9,090	9,131	9,682	10,074
Consumer
Residential Mortgage	3,223	3,543	5,888	4,330	4,125
Home Equity	3,958	3,661	5,176	4,086	3,181
Total Consumer	7,181	7,204	11,064	8,416	7,306
Total Non-Accrual Loans and Leases	16,149	16,294	20,195	18,098	17,380
Foreclosed Real Estate	2,332	2,332	2,506	2,506	2,737
Total Non-Performing Assets	$18,481	$18,626	$22,701	$20,604	$20,117

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$5,274	$6,607	$4,937	$3,024	$1,839
Home Equity	3,187	2,571	3,519	3,426	4,125
Automobile	925	156	133	866	949
Other [1]	1,160	258	296	1,205	1,493
Total Consumer	10,546	9,592	8,885	8,521	8,406
Total Accruing Loans and Leases Past Due 90 Days or More	$10,546	$9,592	$8,885	$8,521	$8,406
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$68,065	$58,650	$59,713	$61,425	$63,103
Total Loans and Leases	$11,940,020	$11,793,608	$11,805,370	$11,352,780	$10,990,892

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.14%	0.14%	0.17%	0.16%	0.16%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.15%	0.16%	0.19%	0.18%	0.18%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.18%	0.18%	0.18%	0.21%	0.24%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.14%	0.14%	0.20%	0.16%	0.15%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.24%	0.24%	0.27%	0.26%	0.26%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$18,626	$22,701	$20,604	$20,117	$21,645
Additions	434	938	5,856	1,754	883
Reductions
Payments	(490)	(3,729)	(2,736)	(315)	(495)
Return to Accrual Status	-	(1,035)	(822)	(437)	(1,673)
Sales of Foreclosed Real Estate	-	(175)	-	(231)	(201)
Charge-offs/Write-downs	(89)	(74)	(201)	(284)	(42)
Total Reductions	(579)	(5,013)	(3,759)	(1,267)	(2,411)
Balance at End of Quarter	$18,481	$18,626	$22,701	$20,604	$20,117

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2020	2020	2019	2020	2019
Balance at Beginning of Period	$205,813	$175,958	115,758	$116,849	113,515

CECL Adoption (Day 1) Impact	-	-	-	(5,072)	-

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(177)	(171)	(307)	(1,697)	(1,122)
Commercial Mortgage	-	-	-	-	(1,616)
Consumer
Residential Mortgage	(120)	-	(50)	(204)	(112)
Home Equity	(81)	(43)	(245)	(397)	(900)
Automobile	(393)	(489)	(1,990)	(6,496)	(7,130)
Other [1]	(2,460)	(1,644)	(3,651)	(12,244)	(13,075)
Total Loans and Leases Charged-Off	(3,231)	(2,347)	(6,243)	(21,038)	(23,955)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	244	231	293	2,288	1,513
Commercial Mortgage	-	-	-	40	-
Consumer
Residential Mortgage	497	414	699	1,292	1,927
Home Equity	868	727	577	2,892	2,339
Automobile	910	1,313	512	3,775	2,961
Other [1]	968	1,119	503	3,613	2,549
Total Recoveries on Loans and Leases Previously Charged-Off	3,487	3,804	2,584	13,900	11,289
Net Loans and Leases Recovered (Charged-Off)	256	1,457	(3,659)	(7,138)	(12,666)
Provision for Credit Losses	15,200	28,600	4,750	117,800	16,000
Provision for Unfunded Commitments	34	(202)	-	(1,136)	-
Balance at End of Period [2]	$221,303	$205,813	$116,849	$221,303	$116,849

Components
Allowance for Credit Losses	$216,252	203,496	110,027	$216,252	110,027
Allowance for Accrued Interest Receivable [3]	2,700	-	-	2,700	-
Reserve for Unfunded Commitments	2,351	2,317	6,822	2,351	6,822
Total Reserve for Credit Losses	$221,303	$205,813	$116,849	$221,303	$116,849

Average Loans and Leases Outstanding	$11,835,929	$11,739,785	$10,878,672	$11,592,093	$10,688,424

Ratio of Net Loans and Leases Charged-Off (Recovered) to Average Loans and Leases Outstanding (annualized)	(0.01%)	(0.05%)	0.13%	0.06%	0.12%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding	1.81%	1.73%	1.00%	1.81%	1.00%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

[3]  On December 31 2020, the Company recorded a $2.7 million reserve on accrued interest receivable related to loans in which payment forbearances were granted to borrowers impacted by the COVID-19 pandemic.  The reserve was recorded as a contra-asset against accrued interest receivable with the offset to provision for credit losses.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended December 31, 2020
Net Interest Income	$71,707	$44,373	$3,419	$119,499
Provision for Credit Losses	(128)	(129)	15,457	15,200
Net Interest Income (Loss) After Provision for Credit Losses	71,835	44,502	(12,038)	104,299
Noninterest Income	35,091	8,040	2,127	45,258
Noninterest Expense	(78,433)	(15,742)	(4,479)	(98,654)
Income (Loss) Before Income Taxes	28,493	36,800	(14,390)	50,903
Provision for Income Taxes	(7,242)	(9,804)	8,457	(8,589)
Net Income (Loss)	$21,251	$26,996	$(5,933)	$42,314
Total Assets as of December 31, 2020	$7,478,813	$5,116,807	$8,008,031	$20,603,651

Three Months Ended December 31, 2019 [1]
Net Interest Income	$76,099	$45,475	$2,311	$123,885
Provision for Credit Losses	3,819	(165)	1,096	4,750
Net Interest Income After Provision for Credit Losses	72,280	45,640	1,215	119,135
Noninterest Income	35,306	10,624	1,772	47,702
Noninterest Expense	(68,494)	(21,071)	(3,531)	(93,096)
Income (Loss) Before Income Taxes	39,092	35,193	(544)	73,741
Provision for Income Taxes	(9,909)	(6,345)	656	(15,598)
Net Income	$29,183	$28,848	$112	$58,143
Total Assets as of December 31, 2019 [1]	$7,054,511	$4,254,261	$6,786,724	$18,095,496

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Year Ended December 31, 2020
Net Interest Income	$292,710	$188,626	$14,986	$496,322
Provision for Credit Losses	8,087	(948)	110,661	117,800
Net Interest Income (Loss) After Provision for Credit Losses	284,623	189,574	(95,675)	378,522
Noninterest Income	128,400	34,523	21,486	184,409
Noninterest Expense	(289,177)	(63,294)	(21,336)	(373,807)
Income (Loss) Before Income Taxes	123,846	160,803	(95,525)	189,124
Provision for Income Taxes	(31,476)	(40,081)	36,237	(35,320)
Net Income (Loss)	$92,370	$120,722	$(59,288)	$153,804
Total Assets as of December 31, 2020	$7,478,813	$5,116,807	$8,008,031	$20,603,651

Year Ended December 31, 2019 [1]
Net Interest Income	$305,803	$185,259	$6,653	$497,715
Provision for Credit Losses	11,685	976	3,339	16,000
Net Interest Income After Provision for Credit Losses	294,118	184,283	3,314	481,715
Noninterest Income	142,378	33,362	7,598	183,338
Noninterest Expense	(281,662)	(84,616)	(12,949)	(379,227)
Income Before Income Taxes	154,834	133,029	(2,037)	285,826
Provision for Income Taxes	(38,654)	(28,852)	7,593	(59,913)
Net Income	$116,180	$104,177	$5,556	$225,913
Total Assets as of December 31, 2019 [1]	$7,054,511	$4,254,261	$6,786,724	$18,095,496

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2020	2020	2020	2020	2019
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$98,471	$103,189	$107,628	$108,210	$109,223
Income on Investment Securities
Available-for-Sale	15,449	14,558	14,576	16,711	16,158
Held-to-Maturity	14,113	15,967	16,723	19,252	18,750
Deposits	1	3	1	9	8
Funds Sold	115	149	92	546	723
Other	167	151	125	218	239
Total Interest Income	128,316	134,017	139,145	144,946	145,101
Interest Expense
Deposits	4,861	5,891	7,954	14,260	16,407
Securities Sold Under Agreements to Repurchase	3,614	3,622	4,020	4,025	4,071
Funds Purchased	5	-	18	72	25
Short-Term Borrowings	-	1	22	39	-
Other Debt	337	337	440	584	713
Total Interest Expense	8,817	9,851	12,454	18,980	21,216
Net Interest Income	119,499	124,166	126,691	125,966	123,885
Provision for Credit Losses	15,200	28,600	40,400	33,600	4,750
Net Interest Income After Provision for Credit Losses	104,299	95,566	86,291	92,366	119,135
Noninterest Income
Trust and Asset Management	11,239	10,752	10,550	10,915	11,157
Mortgage Banking	6,851	4,047	4,278	2,695	3,199
Service Charges on Deposit Accounts	6,335	6,027	5,097	7,451	7,835
Fees, Exchange, and Other Service Charges	12,143	12,296	9,417	13,200	14,533
Investment Securities Gains (Losses), Net	(1,193)	(1,121)	13,216	(970)	(906)
Annuity and Insurance	670	881	883	928	1,272
Bank-Owned Life Insurance	2,353	1,806	1,649	1,580	1,879
Other	6,860	7,046	6,178	10,350	8,733
Total Noninterest Income	45,258	41,734	51,268	46,149	47,702
Noninterest Expense
Salaries and Benefits	50,200	51,951	50,715	54,463	51,664
Net Occupancy	14,536	7,281	8,761	8,955	8,824
Net Equipment	9,574	9,223	8,195	8,456	7,930
Data Processing	4,604	4,691	4,416	4,788	4,828
Professional Fees	3,174	2,743	3,061	3,208	3,257
FDIC Insurance	1,484	1,282	1,558	1,456	1,376
Other	15,082	12,778	12,186	14,986	15,217
Total Noninterest Expense	98,654	89,949	88,892	96,312	93,096
Income Before Provision for Income Taxes	50,903	47,351	48,667	42,203	73,741
Provision for Income Taxes	8,589	9,511	9,759	7,461	15,598
Net Income	$42,314	$37,840	$38,908	$34,742	$58,143

Basic Earnings Per Share	$1.06	$0.95	$0.98	$0.88	$1.46
Diluted Earnings Per Share	$1.06	$0.95	$0.98	$0.87	$1.45

Balance Sheet Totals
Loans and Leases	$11,940,020	$11,793,608	$11,805,370	$11,352,780	$10,990,892
Total Assets	20,603,651	20,109,489	19,769,942	18,542,233	18,095,496
Total Deposits	18,211,621	17,738,883	17,423,155	16,055,361	15,784,482
Total Shareholders' Equity	1,374,507	1,361,739	1,352,082	1,327,929	1,286,832

Performance Ratios
Return on Average Assets	0.83%	0.76%	0.82%	0.77%	1.29%
Return on Average Shareholders' Equity	12.26	11.01	11.58	10.64	17.84
Efficiency Ratio [1]	59.88	54.22	49.95	55.96	54.26
Net Interest Margin [2]	2.48	2.67	2.83	2.96	2.95

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eleven Months Ended		Year Ended
($ in millions; jobs in thousands)	November 30, 2020		December 31, 2019		December 31, 2018
Hawaii Economic Trends
State General Fund Revenues [1]	$5,894.5	(12.5)%	$7,316.5	5.5%	$6,933.1	6.9%
General Excise and Use Tax Revenue [1]	$2,797.3	(15.7)%	$3,602.2	5.1%	$3,426.5	2.3%
Jobs [2]	591.0		648.9		649.9

				November 30,	December 31,
(spot rates)				2020	2019	2018
Unemployment [3]
Statewide, seasonally adjusted				10.1%	2.7%	2.6%

Oahu				8.8	2.1	2.2
Island of Hawaii				9.8	2.8	2.9
Maui				16.0	2.2	2.2
Kauai				13.5	2.4	2.3

			December 31,
(percentage change, except months of inventory)			2020	2019	2018	2017
Housing Trends (Single Family Oahu) [4]
Median Home Price			5.2%	(0.1)%	4.6%	2.7%
Home Sales Volume (units)			2.3%	3.9%	(7.7)%	6.3%
Months of Inventory			1.4	2.5	2.8	2.1

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
November 30, 2020				183.8		(77.3)
October 31, 2020				76.6		(90.4)
September 30, 2020				18.9		(97.4)
August 31, 2020				22.3		(97.6)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1
December 31, 2019				954.3		6.0
November 30, 2019				809.1		3.9
October 31, 2019				796.2		4.3
September 30, 2019				738.2		3.1
August 31, 2019				926.4		9.6
July 31, 2019				995.2		5.9
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.7		0.5
January 31, 2019				820.6		3.0

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: UHERO for 2020 and Hawaii Department of Labor and Industrial Relations for 2019 and 2018. County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority